UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. )

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CAP ROCK ENERGY CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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CAP ROCK ENERGY CORPORATION

500 West Wall Street, Suite 400

Midland, Texas 79701

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	Tuesday, June 14, 2005

Time:	11:00 a.m. C.S.T.

Place:	Cap Rock Energy Corporation – Stanton Division Office 1400 West Business I-20, Stanton, Texas 79782

Purpose:	To elect two Class I directors to serve for a term of three years;

To conduct other business properly raised before the meeting and any adjournment or postponements of the meeting.

Record Date:	You may vote if you were a shareholder of record on April 18, 2005.

Proxy Voting:

Your vote is important.  You may vote in one of four ways: (1) in person at the meeting; (2) by signing, dating and returning your proxy card in the enclosed postage-paid envelope, (3) via internet, or (4) via telephone.

On behalf of the Board of Directors

/s/ RONALD W. LYON
RONALD W. LYON
Corporate Secretary

Midland, Texas

April 29, 2005

PROXY STATEMENT

The Board of Directors of Cap Rock Energy Corporation (the “Company”), a Texas corporation, is soliciting proxies for the 2005 Annual Meeting of Shareholders. This proxy statement and the accompanying proxy card contain information about the items you will vote on at the annual meeting. We began mailing these documents to shareholders on or about April 29, 2005.

FREQUENTLY ASKED QUESTIONS AND ANSWERS

What is the purpose of the annual meeting?

At the annual meeting, shareholders will vote upon the matters described in the accompanying notice of meeting.

Why am I receiving this Proxy Statement?

You are receiving this proxy statement and the enclosed proxy card because you owned shares of common stock of Cap Rock Energy Corporation on the record date.  This Proxy Statement describes the proposal on which you, as a shareholder, may vote.  It also gives you information on this proposal and certain other information in order that you may make an informed decision.

What does it mean if I receive more than one proxy card?

If your shares are registered differently and are in more than one account, you will receive more than one proxy card.  If you hold shares through someone else, such as a bank or broker, you may also receive material from them asking how you want to vote. Please sign and return all proxy cards to be certain that all your shares are voted.  You may wish to consider consolidating as many accounts as possible under the same name and address.  We recommend that you contact your broker and/or the Company’s transfer agent, American Stock Transfer and Trust Company, at 1-800-937-5449 to assist you in combining multiple accounts that you may have.

Who may vote and how many votes do I have?

You may vote, or vote by proxy, if you owned shares of the Company’s common stock at the close of business on April 18, 2005. Generally, each share of common stock that you owned on the record date entitles you to one vote on each proposal that is voted on by the shareholders.  On the record date, there were 1,649,525 shares of Common Stock outstanding and entitled to vote.  If you held more than 5% of the Company’s outstanding common stock on the record date, those shares in excess of 5% will have one vote for each 100 shares.

How do I vote before the meeting?

You have four ways that you may vote, as explained in the detailed instructions on your proxy card.  In summary:

•                  By mail by completing, signing and returning the enclosed proxy card in the postage-paid envelope provided with this proxy statement;

•                  Through the internet;

•                  By telephone through a toll-free number;

•                  For shares registered in the name of a brokerage firm or bank, shares may be voted as outlined in the voting instruction form provided by their brokerage firms, banks or nominees.

How does the Board of Directors recommend that I vote?

The Board of Directors recommends that you vote your shares “FOR” each of the items on the accompanying notice of meeting.

Can I vote at the Annual Meeting?

Shares registered directly in your name as the shareholder of record may be voted in person at the Annual Meeting.  Shares held in street name may be voted in person if  you obtain a legal proxy from the broker or nominee that held your shares on the record date giving you the right to vote the shares.  Even if you plan to attend the meeting, we encourage you to vote your shares by proxy.  You may still vote your shares in person at the meeting, even if you have previously voted by proxy.

Will my shares be voted if I do not sign and return my proxy card?

If your shares are registered in your name and you do not sign and return your proxy card nor attend the meeting in person, your shares will not be voted.

If your shares are held in “street name,” your broker may vote your shares under certain circumstances.  Brokerage firms have authority under stock exchange rules to vote their customers’ shares on some routine matters, such as the election of directors.  If you do not provide instructions to your broker on how to vote your shares, your broker may either vote your shares on routine matters or leave your shares unvoted.

If a brokerage firm that is entitled to vote your shares leaves those shares unvoted, it is called a “broker nonvote.”  A brokerage firm cannot vote customers’ shares on nonroutine matters without instructions from you.  You may have granted your stockbroker discretionary voting authority over your account.  Your stockbroker may be able to vote your shares depending on the terms of the agreement you have with your broker.  If you hold your shares in street name and you do not authorize your broker to vote on your behalf, you must obtain a legal proxy from your stockbroker in order to vote at the Annual Meeting.  We encourage you to provide instructions to your broker.  This ensures your shares will be voted at the meeting.

Can I change my mind after I have voted?

You may revoke your proxy (that is, cancel it) and change your vote at any time prior to the Annual Meeting by:

•                  If you voted the first time by the Internet, you may vote again, but only your latest vote will be counted.

•                  If you voted the first time by telephone, you may vote again, but only your latest vote will be counted.

•                  Completing, signing and returning another proxy card that is dated after the date of your earlier proxy card.  Only the latest vote will be counted.

•                  Sending a written notice to our Corporate Secretary that you are revoking your proxy.  Such notice must be received prior to the Annual Meeting.

•                  Attending the Annual Meeting and voting in person.

If you do not properly revoke your proxy, the previously submitted properly executed proxies will be voted as you specified in your earlier proxy.

What is the effect of signing and returning my proxy card?

When you sign and return the proxy card, you appoint Celia B. Page and Ronald W. Lyon as your representatives at the Annual Meeting.   Ms. Page and Mr. Lyon will vote your shares at the Annual Meeting as you have instructed them on your proxy card.  In this way, your shares will be voted whether or not you attend the Annual Meeting.  Even if you plan to attend the Annual Meeting, we encourage you to vote in advance of the Annual Meeting just in case your plans change.  You may vote in person at the Annual Meeting, even if you have already sent in your proxy card.

If you sign and return your proxy card, but do not indicate on the proxy card how you want your votes cast,  Ms. Page and Mr. Lyon will vote your shares FOR all of the nominees for director.

Who will count the votes?

Representatives of American Stock Transfer and Trust Company will count the votes, and will serve as the independent inspector of elections.

Who can attend the annual meeting?

Only shareholders of record on April 18, 2005, or their duly appointed proxies and the Company’s invited guests may attend the meeting. Registered shareholders are asked to bring the “Admission Ticket” found at the bottom of the proxy card. If you hold your shares in the name of a bank, broker or other holder, please bring proof of ownership on the record date with you to the meeting. A bank or brokerage account statement showing you owned Company common stock on April 18, 2005, is acceptable proof.  Cameras, recording devices or other electronic devices will not be permitted at the meeting.

How many votes are needed to hold the Annual Meeting and properly conduct business?

In order to hold the Annual Meeting and properly conduct business, a quorum, or one-third of the outstanding shares entitled to vote as of April 18, 2005, must be present at the meeting.  Shares will be counted as present at the meeting if the shareholder is either present in person at the meeting, has properly submitted a proxy card, or voted via internet or telephone.

Broker nonvotes and other shares that are present but abstain from voting, or do not vote, are counted for purposes of determining the presence of a quorum.

How many votes are needed to elect directors?

The nominees receiving the highest number of “FOR” votes will be elected as directors.  You may vote “FOR” all of the nominees or you may “WITHHOLD AUTHORITY” to vote for a particular nominee or nominees.  Unless you mark “WITHHOLD AUTHORITY” to vote for a particular nominee or nominees, your proxy will be voted “FOR” each of the director nominees named in this proxy statement.

Do the Directors attend the Annual Meeting?

All directors, subject to illness or an unavoidable schedule conflict, are expected to attend the 2005 Annual Meeting.  All of the Company’s Board of Directors attended the 2004 Annual Meeting.

How many votes are required to approve other matters that may come before the shareholders at the meeting?

In most circumstances, the affirmative vote of a majority of the votes cast at the Annual Meeting is required to approve other matters that may come before the shareholders at the meeting.  Certain matters specified in our Certificate of Incorporation and Texas law, however, impose other voting requirements.

How many shares can be voted at the Annual Meeting?

As of the record date, there were 1,649,525 shares of common stock outstanding.  Normally, each outstanding share of common stock entitles the holder to one vote on all matters covered in this proxy statement   Because the corporate bylaws restrict the voting for holders who own 5% or more of the outstanding common stock, shares held in excess of 5% will have one vote for each 100 shares.

Who pays for the solicitation of proxies?

The Company will pay the cost of soliciting proxies and will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their votes. In addition to the use of the mail, proxies may be solicited personally, or by telephone or electronic media by our regular employees with no additional compensation for any solicitation efforts.

What should I do if I have questions about the Annual Meeting or the proxy?

If you have questions about the Annual Meeting or your proxy, please contact Peg Geer, Investor Relations, 500 West Wall Street, Suite 400, Midland, Texas  79701, phone 432-684-0302.

BUSINESS OF THE MEETING

There is one matter being presented for consideration by the shareholders at the Annual meeting.

Proposal 1: ELECTION OF CLASS I DIRECTORS

General

The Company’s Amended and Restated Articles of Incorporation provide that directors be divided into three classes: Class I, Class II and Class III.   At each annual meeting of shareholders, the directors constituting one class are elected for a three-year term. The terms of the directors of Class I expire with this meeting. Our bylaws require each class to be as nearly equal in number as possible, with no class to include fewer than two directors.

Mr. Schaffner is standing for re-election to the Board.  Mr. West, President of the Company, was appointed to the Board by the Board of Directors in December 2004 to fill the vacancy created by the retirement of Mr. Newell Tate.

Each nominee has consented to being named as a nominee and to serve, if elected. While it is not expected that any of the nominees will be unable to qualify or accept office, if for any reason one or more are unable to do so, the proxies will be voted for substitute nominees selected by our Board of Directors.

The Board of Directors unanimously recommends that you

vote  “FOR” all nominees to be elected as Directors.

INFORMATION WITH RESPECT TO NOMINEES AND

DIRECTORS WHOSE TERM CONTINUE

The following sets forth certain information with respect to director nominees and directors whose terms continue.

Nominees for Class I Directors for Three Year Term Expiring in 2008

Michael D. Schaffner (age 57)

Michael D. Schaffner has served as a director of the Company since October 1999, and served as a non-employee Secretary and Treasurer from August 2001 to August 2002. He also served as a director of Cap Rock Cooperative, Inc. (the “Cooperative”), the predecessor to the Company, from October 1999 until the inception of the Company in December 1998, and prior to that he served as a director of McCulloch Electric Cooperative, Inc., a cooperative that combined with the Cooperative. Mr. Schaffner is engaged in public accounting in Brady, Texas, and is the owner of his own public accounting firm.

William L. West (age 48)

William L. West became President of the Company in December 2004 and was appointed by the Board of Directors to serve on the Board of Directors at the same time. He served as a consultant to the Company from July through December 2003 and joined the Company full time in January 2004 as Chief Strategic Officer, and was appointed Vice-President in June 2004. Prior to this he was a Senior Manager with KPMG, LLC serving in client service and strategic corporate tax consulting capacities from 1997 through July 2003. Mr. West is a certified public accountant.

Continuing Class III Directors with Terms Expiring in 2007

Russell E. “Rusty” Jones (age 60)

Russell E. “Rusty” Jones has served as a director of the Company since its inception, and currently serves as Co-Chairman of the Board of the Company. Mr. Jones served as a member of the Cooperative from September 1979 until the inception of the Company. Mr. Jones is a farmer and rancher and owns and operates his own agricultural businesses.

David W. Pruitt (age 59)

David W. Pruitt has served as a director of the Company since its inception and was appointed as a Co-Chairman of the Board in February 2001. He also serves as the Chief Executive Officer of the Company. Mr. Pruitt also served as the President and Chief Executive Officer of the Cooperative from August 1987 until the inception of the Company.

Continuing Class II Directors with Term Expiring in 2006

Sammie D. Buchanan (age 60)

Sammie D. Buchanan has been a director of the Company since its inception and served as a director of the Cooperative from September 1975 until inception of the Company. Mr. Buchanan is a farmer and rancher and owns and operates his own agricultural businesses.

Floyd L. Ritchey (age 65)

Floyd L. Ritchey has been a director of the Company since February 1999 and served as a director of the Cooperative from February 1999 until inception of the Company. Prior to that, he served as a director of Lone Wolf Electric Cooperative, Inc., a cooperative that combined with the Cooperative. Mr. Ritchey is a farmer and rancher and owns and operates his own agricultural businesses.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

Meetings

The Board of Directors met eight times during the year ended December 31, 2004.  During that period, all directors attended at least 75% of the total number of board and committee meetings held while they served as a director or member of a committee.  The Board has four standing committees: Executive, Audit, Compensation and Corporate Governance.

Director Independence

The Board has determined that all of the directors of the Company, except David W. Pruitt, the Company’s Co-Chairman and Chief Executive Officer, and William L. West, President, have met the independence requirements of the American Stock Exchange.

Committees

The Executive Committee is currently composed of Russell E. Jones (Chairman), David W. Pruitt, William L. West and Sammie D. Buchanan.  The Executive Committee held one meeting in 2004.  It’s primary function is to assist the Board by (i) exercising, within the intervals between Board Meetings, the Board’s powers with respect to the management of the business affairs of the Company, and (ii) making recommendations to the Board on certain financial related matters.

The Audit Committee is composed of all members of the Board except David W. Pruitt and William L. West.  The Audit Committee held four meetings in 2004.  No member of the Audit Committee may be an officer of the Company. Each of the Audit Committee members is an independent director as required by the rules of the American Stock Exchange. The principal responsibilities of the committee are described in the Audit Committee Charter that is reviewed annually by the committee.  A copy of the Audit Committee Charter was attached as an appendix to the 2002 proxy statement or may be obtained from our Corporate Secretary.   The Audit Committee retains the firm of independent public accountants that annually audits the books and records of the Company. The Audit Committee reviews the scope and results of the audit with the independent public accountants, as well as the Company’s accounting procedures, internal controls, accounting and financial reporting policies and practices, and makes reports and recommendations to the Board of Directors as it deems appropriate.  The Board of Directors has determined that each member of the Audit Committee meets the independence requirements under Rule 10A-3(b)(1)(ii) of the Securities Exchange Act of 1934.  The Board of Directors has determined that Michael D. Schaffner is the Audit Committee financial expert, who also serves as the Audit Committee Chairman.

The Compensation Committee is currently composed of three members: Sammie D. Buchanan (Chairman), Floyd L. Ritchey and Michael D. Schaffner.  The Compensation Committee held five meetings in 2004.  Each of the Compensation Committee members is an independent director as required by the rules of the American Stock Exchange.  The Compensation Committee makes recommendations to the Board of Directors regarding salaries, other compensation (including stock related grants) of the executive officers and acts upon management’s recommendations for salary and other supplemental compensation for all other officers. The Compensation Committee also acts upon matters that require director action with respect to all employee pension, welfare and benefit plans.

The Corporate Governance Committee is composed of all members of the Board except David W. Pruitt and William L. West, with Russell E. Jones as Chairman.  The Corporate Governance Committee held one meeting in 2004.  All members of the Corporate Governance Committee also serve as the nominating committee, except those directors whose seats are up for re-election.  Each of the Corporate Governance Committee members is an independent director as required by the rules of the American Stock Exchange.  The Corporate Governance Committee is responsible for overseeing matters of corporate governance, including the evaluation of the performance and practices of the Board.  This committee is also responsible for the search, screening and selection process for new candidates for director and then makes such recommendation to the board.  The Board has adopted Corporate Governance Guidelines which, in part, generally discuss the traits, abilities and experience which Board nominees must possess to be nominated to the Board.  The Corporate Governance Committee is responsible for reviewing the overall skills and characteristics required of Board members, and reviewing that with the Board on an annual basis.  The Committee does not currently have specific criteria which must be satisfied to be considered for nomination to the Board, but has determined to evaluate such criteria on a case by case basis depending upon the composition of the Board at that time, and the skills which the Committee believes to be important at that time.  This committee considers suggestions for nominees for director from many sources, including shareholders.  Possible candidates who have been suggested by shareholders are evaluated by the Corporate Governance Committee in the same manner as are other possible candidates.  If a shareholder wishes to recommend a candidate for director, the shareholder should submit a written nomination, together with appropriate biographical information and the consent of the proposed nominee, to the Corporate Governance Committee, c/o the Company’s Secretary, Cap Rock Energy Corporation, 500 West Wall Street, Suite 400, Midland, Texas 79701.  This written notice must comply with the advance notice, informational and other requirements described in the Company’s By-Laws and the rules and regulations of the Securities and Exchange Commission and the American Stock Exchange.  Copies of the Company’s By-Laws are available to shareholders, free of charge, on request to the Company’s Secretary at the address noted above.  The charter of the Corporate Governance Committee may be found on the Company’s internet website at www.caprockenergy.com.

Compensation of Directors

For 2004, the arrangement for compensation of non-employee Board members was:

•                  annual retainer of $15,000, of which up to 100% may be taken in the form of stock;

•                  fees of $2,500 for attendance of board meetings;

•                  reimbursement of transportation, food, hotel and other expenses and incidentals for attendance at board meetings, annual meetings and Board related matters for the director, and in some cases, the director’s spouse;

•                  fees of $1,000 for attendance of each committee meeting;

•                  fees of $500 for each telephone meeting;

•                  annual performance bonus of $3,078 for 2004 as determined through a self-appraisal formula; and

•                  if the director was elected to the Board before January 1, 2003, eligibility to be covered under the Company’s healthcare plan while serving as a director, and beyond their term as director if they have attained twenty years of service.

In addition, directors are eligible to receive grants under the Company’s Stock Incentive Plan and, in lieu of Board fees, may elect to receive restricted share units under the Company’s Stock for Compensation Plan.

Corporate Governance Matters

The Board of Directors has adopted Corporate Governance Guidelines, and a Code of Ethics that applies to all directors, officers and employees of the Company.  A current copy of the Code of Ethics, the Corporate Governance Guidelines, the Audit Committee Charter and the Corporate Governance Committee Charter may be found on the Company’s internet website at www.caprockenergy.com.   Copies of these documents are available, without charge, to shareholders upon written request to the Corporate Secretary at the Company’s principal address.

REPORT OF THE AUDIT COMMITTEE

Under the Audit Committee Charter, the Company’s management has the primary responsibility for preparing the Company’s financial statements and establishing and maintaining an appropriate system of internal controls related to the financial reporting process. The independent public accountants have the responsibility to express an opinion on the financial statements based on an audit conducted in accordance with generally accepted auditing standards. The Audit Committee has the responsibility to monitor and provide oversight of management’s responsibility, as well as monitor the performance of the Company’s auditors, including the audit scope and auditor independence.  The Audit Committee is not providing any expert or special assurance as to the Company’s financial statements or any professional certification as to the independent public accountants’ work.   The Audit Committee has the ultimate authority and responsibility to select, evaluate and appoint the Company’s independent auditor.

In fulfilling its responsibilities, the Audit Committee:

•                  reviewed and discussed the Company’s audited financial statements for the year ended December 31, 2004, with management and KPMG LLP, the independent auditors;

•                  discussed with KPMG LLP the matters required to be communicated by Statement of Auditing Standards No. 61, as amended by Statement on Auditing Standards No. 90, Communication with Audit Committees, as then in effect;

•                  received written disclosures and the letter from KPMG LLP regarding its independence as required by Independence Standards Board Standard No. 1.  The Audit Committee further discussed with KPMG LLP their independence.

Based on the Audit Committee’s review of the audited financial statements and discussions with management and KPMG LLP, including meetings held without management present, the audit committee recommended to the Board of Directors that the audited financial statements be included in the annual report on Form 10-K for the year ended December 31, 2004, for filing with the SEC.

The Audit Committee

Michael D. Schaffner, Chairman

Sammie D. Buchanan

Russell D. Jones

Floyd L. Ritchey

REPORT OF THE COMPENSATION COMMITTEE

The Compensation Committee of the Board of Directors (the “Committee”) administers the executive compensation programs of the Company. During the year ended December 31, 2004, it was composed of three non-employee directors.  The Committee reviews and approves all issues pertaining to executive compensation.  The objective of the Company’s compensation programs is to provide compensation that enables the Company to attract and retain high caliber individuals for key positions, foster a team orientation toward the achievement of business objectives, and directly link executive compensation to the interests of our shareholders, the Company’s financial and operational performance, and the executives’ own performance.

The Company extends participation in its incentive programs to certain key employees, in addition to executive officers, based on their potential to contribute to increasing shareholder value. Shareholder approval was received in December 2002, to expand certain stock incentive programs to all regular employees.

In structuring the Company’s compensation plans, the Committee takes into consideration Section 162(m) of the Internal Revenue Code (which disallows the deduction of compensation in excess of $1 million except for certain payments based upon performance goals) and other factors the Committee deems appropriate. As a result, if compensation in excess of $1 million is paid under the Company’s compensation plans, a portion may not be deductible under Section 162(m).

•              Base Salary Compensation

A base salary range is established for each executive position to reflect the potential contribution of each position to the achievement of the Company’s business objectives and to be competitive with the base salaries paid for comparable positions in the national market by similar companies. The Committee utilized industry information for compensation purposes. In addition, the Committee considers information about other companies with which the Committee believes the Company competes for executives, but which are not part of such industry information.

Within the established base salary ranges, actual base salary is determined by the Company’s performance in relation to attainment of specific goals, and a subjective assessment of each executive’s achievement of individual objectives and managerial effectiveness. The Committee annually reviews the performance of the Co-Chairman of the Board and Chief Executive Officer.  The Chief Executive Officer reviews the performance of the other executive officers and discusses the results of such review with the Committee.  The Committee reviews these reports and evaluates the performance of the other executive officers. The Committee, after consideration of the Company’s financial performance and such other subjective factors as the Committee deems appropriate for the period being reviewed, establishes the base compensation of the Chief Executive Officer and the other executive officers.

In reviewing the annual achievement of each executive and setting annual salary levels for 2004, the Committee considered each individual’s contribution toward meeting the board-approved budgeted financial plan for the previous year, the Company’s stock performance, customer satisfaction, compliance with the Company’s capital financial plan, the individual’s management effectiveness, the individual’s base compensation compared to the national market, and additional responsibilities associated with the Company becoming subject to regulation by the Texas Public Utility Commission.  Mr. West’s compensation was also adjusted during the year to reflect his increased responsibilities.

•                                          Annual Incentive Compensation

All executive officers are eligible for annual incentive compensation.

The primary form of annual incentive compensation is the Company’s Annual Incentive Plan for employees selected by the Committee, including the executive officers, which have an opportunity to directly and substantially contribute to the Company’s achievement of short-term objectives. Annual incentives are structured so that potential compensation is based upon the Committee’s evaluation of the CEO, the accomplishment of goals set during the year and the CEO’s and the Committee’s evaluation of selected employees, which include the named executive officers.

Changes in annual incentive compensation to the executive officers in 2004 compared to 2003 resulted from an individual’s relative attainment of his or her goals, the achievement of certain performance standards for business units over which an executive officer had responsibility, and the Company’s achievement of certain financial, performance and other goals.  For 2004, the goals for executive officers included the preparation and filing of a rate filing package with the Public Utility Commission of Texas, performance of the Company’s stock, maintaining the reliability of service to customers and earnings per share goals.  In determining incentive compensation in 2004, the Committee reviewed the individual executive’s performance and effort, overall Company results and stock performance.

For 2004, Mr. Pruitt was eligible for an annual short-term incentive target of up to 30% of base salary.  Other participants were eligible for annual short-term incentive payments as determined by the CEO. Mr. Pruitt’s annual incentive compensation was determined to be $50,000.  The annual incentive compensation for the named executive officers was determined to be $52,000 for Mr. West, $9,872 for Mr. North, $8,325 for Mr. Atkins, $12,000 for Mr. Lyon, and $12,000 for Ms. Page.

•                                          Stock Based Compensation

Stock incentive compensation is offered to employees who are in positions that can affect the Company’s long-term success through the formation and execution of its business strategies. Stock incentive compensation is made under the Company’s Stock Incentive Plan (the “SIP”). The SIP also allows grants to all full-time regular employees of the Company selected by the Committee. The SIP has been established to advance the interests of the Company and its shareholders by providing a means to attract, retain and motivate employees, directors and consultants upon whose judgment, initiative and effort the Company’s continued success, growth and development is dependent. The purposes of stock incentive compensation are to: (1) focus key employees’ efforts on performance which will increase the value of the Company to its shareholders; (2) align the interests of management with those of the Company’s shareholders; (3) provide a competitive long term incentive opportunity; (4) provide a retention incentive for key employees; and (5) provide a method to reduce the Company’s short term cash needs.

Under the SIP, awards are provided to such participants, and in such amounts, as the Committee deems appropriate. The number and form of awards vary on the basis of position and pay level.  The Committee may use information such as total compensation for comparable positions within the industry, as a reference in establishing the level of awards.

In 2004, employees and executive officers received nonpromotion salary increases for the first time in three years.  In lieu of more substantial increases to executive base salaries for 2004, the committee elected to award the executive officers additional stock grants under the SIP.  These stock grants were also based upon the relative attainment of individual and corporate goals discussed under Base Salary and Annual Incentive above.  Mr. West’s grants also reflect the increased corporate responsibilities he had through 2004.  For the year ended December 31, 2004, such stock grants for the named executive officers totaled 64,616 shares and were valued at market value at the date of grant at $24.73 per share.

The Company’s Stock for Compensation Plan allows the Company’s officers, including the named executive officers, directors and other key employees selected by the Compensation Committee to elect to receive cash compensation in the form of common stock.  The Board believes that the Stock for Compensation Plan will promote the interests of the Company and its shareholders by assisting the Company in attracting, retaining and stimulating the performance of employees and directors, and by aligning their interests, through ownership of common stock with interests of shareholders, and provide a method for the Company to reduce short term cash requirements.  In the event of a change in control, such stock based incentives or compensation may accelerate and vest, and restrictions or performance criteria lapse.

•                                          Chief Executive Officer

Mr. Pruitt’s base salary and his annual short-term incentive compensation are established annually. In recommending the base salary for 2004, while not utilizing any specific performance formula and without ranking the relative importance of each factor, the Committee took into account relevant salary information in the national market and the Committee’s subjective evaluation of Mr. Pruitt’s overall management effectiveness in his position as Co-Chairman of the Board, President and Chief Executive Officer of the Company and his achievement of individual goals. Factors considered included his continuing leadership of the Company and his contribution to strategic direction, management of change in an increasingly competitive environment, management of operations, Company performance and stock value, and the overall productivity of the Company. Mr. Pruitt’s base salary was set at $221,941 in 2004.

Based upon the above factors, Mr. Pruitt’s 2004 short term incentive compensation was set at $50,000.  Mr. Pruitt was awarded 9,231 shares of stock under the SIP, which were valued at market value on the date of award of $24.73 per share.

The Compensation Committee

Sammie D. Buchanan, Chairman

Floyd L. Ritchey

Michael D. Schaffner

BENEFICIAL OWNERSHIP OF VOTING SECURITIES

Certain Beneficial Owners of Common Stock

Other than as set forth in the following table, we know of no other beneficial owner of more than five percent of the Company’s outstanding common stock. The information provided is as of April 18, 2005.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Class

Cap Rock Energy Corporation	324,308 shares of Common Stock	19.7%
Shareholders’ Trust (1)
115 S. Travis
Sherman, TX 75090

David W. Pruitt (2)	88,500 shares of Common Stock	5.4%
500 West Wall Street, Suite 400
Midland, TX 79701

Tyndall Capital Partners, L.P. (3)	81,700 shares of Common Stock	5.0%
153 East 53rd Street
55th Floor
New York, NY 10022

(1)                                  Schedule 13D was originally filed with the Securities and Exchange Commission on October 3, 2002.  Trustees of the Trust are Alfred J. Schwartz and Robert G. Holman, who have shared power to vote and dispose of the shares, pursuant to certain provisions in the Trust document.  Transactions subsequent to the original Schedule 13D filing are reflected.

(2)                                  As reported in Schedule 13D filed with the Securities and Exchange Commission on July 11, 2003, with all transactions subsequent to the filing being reflected.

(3)           As reported in Schedule 13G filed with the Securities and Exchange Commission on January 11, 2005.

Security Ownership of Management

The following table sets forth certain information regarding the beneficial ownership of the Company’s common stock as of April 18, 2005, by each of our directors and named executive officers, and by all of our directors and executive officers as a group.  Except as otherwise indicated below, each of the persons named in the table have sole voting and investment power with respect to the shares beneficially owned by such person as set forth opposite such person’s name:

	Number of Shares (1)		Percent of Class (2)
Directors
Sammie D. Buchanan	20,210	(3)(4)	1.2%
Russell E. Jones	19,287	(3)(4)	1.2%
Floyd L. Ritchey	19,370	(3)(4)	1.2%
Michael D. Schaffner	20,033	(3)(4)	1.2%

Executive Officers
David W. Pruitt	88,500	(3)(5)	5.4	%(6)
William L. West	12,200		—
Ulen A. North, Jr.	22,570	(3)(5)	1.4%
Lee D. Atkins	18,375	(3)(5)	1.1%
Ronald W. Lyon	18,385	(3)(5)	1.1%
Celia B. Page (formerly Celia A. Zinn)	18,375	(3)(5)	1.1%
All Directors and Executive Officers as a group	275,680		16.7%
(11 individuals)

(1)                                  No director or executive officer owns any of our equity securities other than our common stock.

(2)                                  Percentages are omitted if less than 1%.

(3)                                  Includes shares under the Stock Incentive Plan which are able to be voted, but are unable to be transferred or sold before they are vested or a restriction period expires.  Shares are 18,500, 18,500, 18,500, 18,500, 88,500, 12,000, 22,580, 18,375, 18375, 18375 and 18,375 for Messer’s Buchanan, Jones, Ritchey, Schaffner, Pruitt, West, North, Atkins, Lyon and Ms. Page, respectively.

(4)                                  Excludes restricted share units that have been deferred under both the Stock for Compensation Plan and the Stock Incentive Plan.  As such, these shares are not issued and therefore not able to be voted, transferred or sold.  The deferred shares are 387, 163, 727 and 387 for Messer’s Buchanan, Jones, Ritchey and Schaffner, respectively.

(5)                                  Excludes restricted share units that have been deferred under the Stock for Compensation Plan.  As such, these shares are not issued and therefore not able to be voted, transferred or sold.  The restricted share units are 11,468, 1,200, 7,000,  and 1,000 for Messer’s Pruitt, North, Atkins, Lyon and Ms. Page.

(6)                                  The Company by-laws provide for a reduction in the voting rights of beneficial shareholders who own more than 5% of the outstanding common stock, to 1/100th per share for those shares held in excess of 5%.

COMPENSATION OF NAMED EXECUTIVE OFFICERS

The following table describes the compensation paid to the Chief Executive Officer and certain other executive officers with total compensation in excess of $100,000 for services rendered during the years ended December 31, 2004, 2003 and 2002.

	Annual Compensation				Long Term Compensation
Name and principal position	Year	Salary	Bonus (a)	Other Annual Compensation (b)	Awards	All Other Compensation (e)
					Restricted
					stock awards
					(c)(d)
David W. Pruitt	2004	$221,941	$50,000	$43,269	$228,283	$54,765
Co-Chairman of the Board	2003	214,995	125,205	10,202	1,751,000	30,620
and Chief Executive Officer	2002	214,995	39,001	100,795	—	118,868
William L. West (f)	2004	190,977	52,000	31,915	456,541	8,149
President	2003	—	—	—	—	—
	2002	—	—	—	—	—
Ulen A. North, Jr.	2004	114,461	9,872	36,616	228,283	19,541
Executive Vice President	2003	110,879	73,187	6,502	350,200	16,978
	2002	110,879	39,001	41,880	—	66,345
Lee D. Atkins (g)	2004	189,348	8,325	7,991	228,283	21,263
Senior Vice President, Chief	2003	182,000	10,000	5,163	262,650	22,910
Financial Officer and Treasurer	2002	182,000	—	2,264	—	17,484
Ronald W. Lyon	2004	—	12,000	—	228,283	180,000	(h)
Vice President, General Counsel	2003	—	10,000	—	262,650	174,000	(h)
and Secretary	2002	—	—	—	—	184,000	(h)
Celia B. Page (i)	2004	111,514	12,000	3,470	228,283	13,562
Vice President, Chief Accounting	2003	104,000	10,000	1,975	262,650	14,766
Officer, Assistant Secretary/	2002	104,000	—	264	—	15,206
Treasurer and Controller

(a)                                  For the twelve months ended December 31, 2002, a portion of the bonus amounts were received in shares of restricted share units in lieu of cash compensation under the Stock for Compensation Plan.  These are included under All Other Compensation.

(b)                                 For the twelve months ended December 31, 2002, the Board of Directors allowed each of the individuals to defer certain bonus amounts for 2001.  Pursuant to the Stock for Compensation Plan of the Company, the Compensation Committee allowed the individuals to convert a portion of the previously deferred amounts into common stock at a discount, with such discount being a nonrecurring item.  The value of the discount on the stock was $82,948, $32,845, and $2,000 for Messrs. Pruitt, North and Atkins, respectively.

(c)                                  While each of the named individuals may have received perquisites or other personal benefits in the years shown, in accordance with applicable regulations, the value of these benefits is not included because they do not exceed in the aggregate the lesser of $50,000 or 10% of the individual’s salary and bonus in 2004.

(d)                                 As of December 31, 2004, there were 178,125 restricted shares awarded to the six named executive officers, with a market value on that date of $24.99  The restricted stock awards for 2004 are 100% vested.  The restricted stock awards for 2003 were 50% vested in 2004, with the remaining 50% vesting in 2005.

(e)                                  Amounts for the year ended December 31, 2004, include: $18,853, $10,885, $17,831 and $10,230 for Messrs.

Pruitt, North, Atkins and Ms. Page, respectively, for Company contributions to the 401(K) plan; $5,801, $3,804, $2,158 and $2,558 for Messrs. Pruitt, North, Atkins and Ms. Page, respectively, for premiums paid on term life insurance; $8,149 for moving expenses for Mr. West; and  $18,000 contribution to a deferred compensation account for Mr. Lyon.

(f)                                    Mr. West became an executive officer in January 2004.

(g)                                 Mr. Atkins left the employment of the Company in April 2005.

(h)                                 Mr. Lyon’s employment contract with the Company as retained general counsel has terms pursuant to which he provides for his own salary, administrative support and maintenance of his separate office facilities.  See “Certain Relationships and Related Transactions” for a description of the arrangement.

(i)            Ms. Page (formerly Celia A. Zinn) became an executive officer in December 2002.

Equity Compensation Plans

The following table sets forth certain information regarding the Company’s equity compensation plans as of December 31, 2004:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a) (c)
Equity compensation plans approved by security holders	—	—	968,559
Equity compensation plans not approved by security holders	—	—	—
Total	—	—	968,559

Employment Contracts and Change in Control Agreements

The Company has entered into employment contracts  with the executive officers which are intended to insure the officers’ continued service and dedication to the Company and to ensure their objectivity in considering, on the Company’s behalf, any transaction that would result in a change in control of the Company. The material terms of those contracts are as follow:

David W. Pruitt’s contract commenced in August 1992 for an initial term of 10 years. Unless a written notice to terminate the contract at the end of the initial term is given at least 360 days prior to the eighth anniversary of the initial term, the contract term is automatically extended for a three-year term from the eighth anniversary date. Thereafter, unless a written notice to terminate the contract is given 90 days prior to any subsequent anniversary date, the contract automatically extends for an additional three-year term.    Mr. Pruitt’s contract has been extended through August 2006.  The contract can be terminated earlier for good cause, as defined in the contract, which includes dishonesty and neglect by Mr. Pruitt of his job duties. There is also a provision in Mr. Pruitt’s contract that if his job responsibility and authority are limited, changed or eliminated or if he is required to move from the Midland, Texas, area, he will be paid for the remainder of the term of his contract.   If there is a change in control and the contract terminates, Mr. Pruitt will receive an amount equal to six times the sum of his annual base salary and the greater of the highest bonus awarded to him in a prior year or 50% of his annual base salary. The contract also has provisions for healthcare coverage similar to that of a retiree, reimbursement of any tax or tax payments Mr. Pruitt may be required to make for any excise tax imposed under Section 4999 of the Internal Revenue Code, and reimbursement of any taxes resulting from the excise tax reimbursement.

Other officers, including the named executives, have contracts with initial terms of one or two years. Unless a written notice to terminate is given prior to an anniversary date of the contract, the contracts automatically renew for one or two year terms. The contracts can be terminated earlier if the Chief Executive Officer determines that the officer is not properly performing the duties of his or her job or for cause, as defined in the contract, which includes dishonesty and neglect by the officer of his job duties. If the contract is terminated for any other reason, other than a change of control, the officer will receive an amount equal to his or her current salary and benefits for a period of one year.  If there is a change of control and the contract terminates, the officer will receive an amount equal to six times the sum of his or her annual base salary and the greater of the highest bonus awarded to him or her in a prior year or 50% of his or her annual base salary. The contracts also have provisions for healthcare coverage similar to that of a retiree, reimbursement of any tax or tax payments the officer may be required to make for any excise tax imposed under Section 4999 of the Internal Revenue Code, and reimbursement of any taxes resulting from the excise tax reimbursement.  In the event of a termination by the Company other than for cause, stock based incentives or compensation may accelerate and vest, and restrictions or performance criteria may lapse.   In addition, Mr. West’s employment agreement provides that Mr. West may, at his option, elect to be covered under or participate in the Company’s employee benefit plans as though he were hired prior to May 1, 2002, except that West shall not be entitled to receive health and dental insurance benefits after his employment with the Company terminates, as are currently available to employees hired prior to May 1, 2002.  The Company also paid Mr. West’s reasonable temporary living expenses while living in Midland prior to relocating  his family.

Certain Relationships and Related Transactions

One of the Company’s executive officers, Ronald W. Lyon, has an employment contract as retained general counsel with the Company, but is not considered an employee under Federal labor laws.  Mr. Lyon is paid a monthly retainer fee of $13,500 which is meant to cover the cost of maintaining his office, including administrative support, rent and other overhead expenses, as well as any salary he may draw.  In addition, the Company contributes $2,000 per month to a deferred compensation plan for Mr. Lyon.  The Company also reimburses Mr. Lyon for direct out-of-pocket expenses he may incur on the Company’s behalf, such as for travel, meals and meeting fees.   A cash bonus of $12,000 as well as restricted stock of $228,283 was also awarded in 2004.

As shown in Beneficial Ownership of Voting Securities, the Cap Rock Energy Corporation Shareholders’ Trust holds more than 5% of the outstanding shares of the Company.   The Trust was established by the Company on behalf of former members of the Cooperative whose current addresses are unknown and would have received stock in connection with the conversion of the Cooperative into the Company.  The shared authority of the two Trustees of the Trust is to make distribution of stock to beneficial owners when they have been located.  Other powers are limited to those granted in the Trust document, the Funding Agreement and the Share Option Agreement.

On December 31, 2004, the Cap Rock Energy Corporation Shareholders’ Trust was amended to provide that any sale or transfer of Shares not to the beneficial owners or the Company shall be done in a manner such that any purchaser of Shares is not or will not be the beneficial owner of more than 1% of the issued and outstanding voting shares of the Company.  In addition, any sale or transfer of the Shares to any person or party other than the Company or the beneficial owners shall be done in a manner such that the number of shares sold or transferred does not exceed the volume limitations provided in Rule 144(e)(1) of the Securities Act of 1933.  The Trust was also amended to provide that the Trustees and any successor or holder of the Shares other than the beneficial owners shall vote the Shares in accordance with the recommendation of the Board of Directors of the Company with regard to the election of Directors to the Board of Directors of the Company and any sale, mortgage, or pledge of all or substantially all of the assets of the Company, or for any change in the capital structure or the powers of the Company, or in connection with any merger, consolidation, sale, reorganization, dissolution or similar type of transaction involving the Company, unless the Trustees are advised by counsel in writing that to do so would violate their fiduciary duty to the beneficial owners.

As consideration for the rights granted to the Company under the Voting Agreement, the Company has agreed to pay to the beneficial owners of the Shares, or their heirs, for whom the shares are currently held in Trust, ten percent of the value of the shares as of the close of the stock market on December 30, 2004, at the time any such shares are issued to the beneficial owner as set forth in the Voting Agreement.  If the Shares are transferred to any party other than the beneficial owner, this payment is forfeited and not payable by the Company.  Based upon the closing price of the Company’s common stock on the American Stock Exchange on December 30, 2004, the payment would total $809,805.

The Funding Agreement between the Trust and the Company provides that the Trustees may request funds from the Company to pay for compensation and expenses of the Trustees in connection with their duties and responsibilities as Trustees of the Trust.  In the event the Company fails to fulfill its obligations under the Funding Agreement, the Trustees may sell such shares as are necessary for the Trust to pay such compensation and expenses.  The Company transferred less than $1,000 in 2004, 2003 and 2002 to the Trust to pay for the Trustees’ costs and expenses.

The Share Option Agreement grants the Company the right to acquire all of the shares that are held in the Trust that would otherwise escheat to the State of Texas at the average market price of the shares for 30 trading days before the Company exercises its option.  Pursuant to state law, the shares are subject to begin escheating to the State of Texas in 2005.

On December 31, 2004, the Trust and the Company entered into a Right of First Refusal Agreement which grants the Company the right, for a period of twenty (20) business days following receipt of a notice of disposition, to purchase any or all of the Shares subject to the notice upon the same terms as those specified therein or upon such other terms to which the Trust or subsequent holder other than the beneficial owner consents.  The Right of First Refusal continues until December 31, 2009.

On December 31, 2004, the Company and the Trust entered into a Voting Agreement which requires the Trust or any subsequent holder of the Shares, other than a beneficial owner or  subsequent owner acquiring the Shares in accordance with the transfer restrictions contained in the Trust Agreement, to vote the shares for the persons nominated by the Company’s nominating committee for Director of the Company or any replacement nominated or appointed by the Board or the nominating committee at any election of directors; and in accordance with the recommendations of the Board of Directors of the Company on other matters, including, but not limited to, (i) any amendment to the Company’s Certificate of Incorporation; (ii) any amendment to the Company’s By-laws; (iii) merger, consolidation or binding share exchange; (iv) sale or other disposition of all or substantially all of the assets of the Company; (v) bankruptcy; (vi) dissolution; or (vii) any other matter submitted to a vote of the shareholders, provided however, that with regard to any tender offer, if the premium (i.e., the price per Share offered in the tender offer or other repurchase offer over the then market price per share of the Shares) for the Shares covered by the tender offer (or other repurchase offer) is 25% or greater, the Trustees or subsequent holder shall sell all of the Shares held in the corpus of the Trust to the Offeror at the highest cash price offered under the tender offer or other repurchase offer.  The agreement expires December 31, 2009, unless otherwise extended or terminated.

PERFORMANCE GRAPH

The following graph shows a comparison, prepared in accordance with the rules of the Securities and Exchange Commission, of cumulative total shareholder return for our common stock, the S&P 500 Index and the Dow Jones Utilities Index.   The Company’s stock began trading on the American Stock Exchange on March 14, 2002, and therefore, the graph represents data beginning in March 2002 through December 2004.

ADDITIONAL INFORMATION

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16 (a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers as well as persons who own more than 10% of a registered class of the Company’s equity securities (collectively, the “Reporting Persons”) to file reports of ownership on Form 3 and changes in ownership on Form 4 or Form 5 with the Securities and Exchange Commission.  The Reporting Persons are also required to furnish the Company with copies of all Section 16 (a) reports they file.  William L. West filed Form 3, “Initial Statement of Beneficial Ownership of Securities” on June 29, 2004, pursuant to his election as Vice President on June 15, 2004.  There was one transaction of 200 shares required to be reported prior to June 25, 2004.

We believe that, during the year ended December 31, 2004, with the aforementioned exception, all required filings applicable to our executive officers, directors and owners of more than ten percent of our common stock were made and that such persons were in compliance with the Exchange Act requirements.

Requirements, Including Deadlines, For Submission of Proxy Proposals, Nomination of Directors and Other Business of Shareholders

Deadlines. The 2006 Annual Meeting of Shareholders is scheduled to be held June 13, 2006. Specific proposals of shareholders intended to be presented at the 2006 meeting must comply with the requirements of the Exchange Act and our By-Laws.  Under the rules of the SEC, if a shareholder wants us to include a proposal in our Proxy Statement and form of proxy for presentation at our 2006 Annual Meeting of Shareholders, the proposal must be received by us at our principal executive offices at 500 W. Wall, Suite 400, Midland, TX  79701, by December 30, 2005. The proposal should be sent to the attention of the Secretary of the Company. If a shareholder intends to present a proposal at the 2006 Annual Meeting other than pursuant to Rule 14a-8 under the Exchange Act, the proposal must be received by our Corporate Secretary between October 31, 2005, and December 30, 2005.  If the proposal is not received during such period, the proxies designated by our Board of Directors for the 2006 Annual Meeting may vote in their discretion on any such proposal  for which they have been appointed proxies, without mention of such matter in the proxy statement for such meeting or on the proxy card for such meeting.  The Exchange Act and our By-Laws require such proposals to be received at our principal executive offices located at 500 West Wall Street, Suite 400, Midland, Texas 79701.

Under our By-laws, and as permitted by the rules of the SEC, certain procedures are provided that a shareholder must follow to nominate persons for election as Directors, or to introduce an item of business at an Annual Meeting of Shareholders. These procedures provide that nominations for Director nominees and/or an item of business to be introduced at an Annual Meeting of Shareholders must be submitted in writing to the Secretary of the Company at our principal executive offices. We must receive the notice of your intention to introduce a nomination or to propose an item of business at our 2006 Annual Meeting not less than one hundred twenty (120) calendar days nor more than one hundred eighty (180) calendar days before the date of the company’s proxy statement released to shareholders in connection with the previous years annual meeting.

Our 2006 Annual Meeting of Shareholders is scheduled to be held on June 13, 2006. Assuming that our 2006 Annual Meeting is held on schedule, we must receive notice of your intention to introduce a nomination or other item of business at that meeting between October 31, 2005, and  December 30, 2005. If we do not receive notice by that date, or if we meet other requirements of the SEC rules, the nomination or other item of business will not be considered at the meeting.

Nomination Requirements.  The nomination of an individual to the Board of Directors by a shareholder must contain the following information:  (1) as to  the nominee: (a) the name, age, business address and residence address of the person; (b) the principal occupation or employment of the person; (c) the class and number of shares of capital stock of the corporation which are beneficially owned by the person; and (d) such other information relating to the person, as would be required under the rules of the Securities and Exchange Commission in a proxy statement soliciting proxies for the election of such person whether or not such proxies are in fact solicited for the election of such person; and (2) as to the shareholder giving the notice (a) the name and address, as they appear on the corporation’s stock register, of the shareholder; (b) the class and number of shares of capital stock of the corporation which are beneficially owned by the shareholder; and (c) such other information relating to the shareholder or the nomination as is required to be disclosed under the rules of the Securities and Exchange Commission governing the solicitation of proxies whether or not such proxies are in fact solicited by the shareholder. Such notice must also include a signed consent of each such nominee to serve as a director of the corporation, if elected or re-elected. The corporation may require any proposed nominee to furnish such other information as may reasonably be required by the corporation to determine the eligibility for election of such nominee as a director of the corporation.

Shareholder Proposal Requirements.  Notice of a proposed item of business by a shareholder must include: (1) a reasonably detailed description of the business desired to be brought before the meeting and the reasons for conducting such business at the meeting, (2) the name and address, as they appear on the corporation’s books, of the shareholder proposing such business, and the name and address of the beneficial owner, if any, on whose behalf the proposal is made, (3) the class and number of shares of the corporation which are owned beneficially and of record by such shareholder of record and by the beneficial owner, if any, on whose behalf the proposal is made, (4) any material interest of such shareholder of record and the beneficial owner, if any, on whose behalf the proposal is made in such business, and (5) such other information relating to the shareholder or the business proposed to be brought before the meeting as is required to be disclosed under the rules of the Securities and Exchange Commission governing the solicitation of proxies whether or not such proxies are in fact solicited by the shareholder.

Other. The Board is not aware of any matters that are expected to come before the 2005 Annual Meeting other than those referred to in this Proxy Statement. If any other matter should come before the Annual Meeting, the persons named in the accompanying proxy intend to vote the proxies in accordance with their best judgment.

The chairman of the meeting may refuse to allow the transaction of any business not presented beforehand, or to acknowledge the nomination of any person not made in compliance with the foregoing procedures.

Contacting Directors.  A shareholder may communicate directly with the Board of Directors by writing to the Company’s Secretary, c/o Cap Rock Energy Corporation, 500 West Wall Street, Suite 400, Midland, Texas 79701.  The Company’s Secretary will then forward your questions or comments directly to the Board.

Independent Public Accountants

The following table presents fees for professional audit services rendered by KPMG LLP for the audit of the Company’s consolidated financial statements as of and for the years ended December 31, 2004 and 2003, and for its limited reviews of the Company’s unaudited consolidated interim financial statements.  This table also reflects fees for other services.

	2004	2003

Audit Fees	$184,125	$205,595
Audit related Fees (1)	64,700	—

Audit and Audit related Fees	248,825	205,595

Tax Fees (2)	169,293	81,850
All Other Fees (3)	51,303	78,234
	$469,421	$365,679

(1)          Includes fees for special procedures performed in connection with the submission of the rate case filing with the Public Utility Commission of Texas.

(2)          Includes tax compliance, technical tax advice and tax planning.

(3)          All other fees consist of advice on accounting for various stock awards.

Representatives of KPMG LLP are not expected to be in attendance at the Annual Meeting.

The policies and procedures contained in the Audit Committee Charter provide that the Audit Committee will pre-approve both the retention of the independent auditors, as well as any nonaudit services, and the fees for such services.  The Audit Committee has adopted policies and procedures to pre-approve all services to be performed by KPMG LLP.  Specifically the committee’s policy is to pre-approve the use of KPMG LLP for audit services as well as detailed, specific types of services within the following categories of audit-related and non-audit services: merger and acquisition due diligence and audit services; employee benefit plan audits, tax services; and procedures required to meet certain regulatory requirements.  The committee will not approve any service prohibited by regulation and does not anticipate approving any service in addition to the categories described above.  In each case, the committee’s policy is to pre-approve a specific annual budget by category for such audit, audit-related and non-audit services which the company  anticipates obtaining from KPMG LLP and has required management to report the actual fees (versus budgeted fees) to the committee on a periodic basis throughout the year.  In addition, any new, unbudgeted engagement for audit services or within one of the other pre-approved categories described above must be pre-approved by the committee or its chair.

The Chief Executive Officer and Chief Accounting Officer of the Company evaluated the effectiveness of the disclosure controls and proceedings, as defined in Rule 13a-14(c) under the Securities Exchange Act of 1934, as amended, within 90 days of the filing date of this report.  Based upon that evaluation, the Chief Executive Officer and Chief Financial Accounting Officer concluded that the Company’s disclosure controls and procedures are effective, subject to the limitations below, to ensure that information required to be disclosed by the Company in reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized and reported within the time periods specified in Securities and Exchange Commission rules and forms.

There have been no significant changes in the Company’s internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Company, including its Chief Executive Officer and Chief Accounting Officer, does not expect that its disclosure controls and procedures will prevent or detect all error and all fraud.  A control system, no matter how well conceived or operated, can provide only reasonable, not absolute, assurance that the objectives of a control system are met.

Annual Report to Shareholders

Our Annual Report to Shareholders for the year ended December 31, 2004, is being mailed to shareholders simultaneously with the mailing of this proxy statement. The Annual Report contains audited financial statements and is not to be considered as a part of the proxy solicitation material or as having been incorporated by reference.

Other Business

Under the laws of Texas, where we are incorporated, no business other than procedural matters may be raised at the Annual Meeting unless proper notice to the shareholders has been given. We do not expect any business to come up for shareholder vote at the meeting other than the election of directors and the proposals contained in this proxy.  If, however, any other matters properly come before the meeting, your proxy card authorizes the persons named as proxies to vote in accordance with their judgment on such other matters.

Questions

If you have any questions or need more information about the annual meeting, please contact:

Cap Rock Energy Corporation
Peg Geer
Investor Relations
500 W. Wall, Suite 400
Midland, Texas 79701
Phone: 432-684-0302

On behalf of the Board of Directors,

/s/ RONALD W. LYON
RONALD W. LYON
Corporate Secretary

Midland, Texas
April 29, 2005

ANNUAL MEETING OF SHAREHOLDERS OF

CAP ROCK ENERGY CORPORATION

Tuesday, June 14, 2005

PROXY VOTING INSTRUCTIONS

MAIL - Date, sign and mail your proxy card in the
envelope provided as soon as possible.
- OR -
TELEPHONE - Call toll-free 1-800-PROXIES	COMPANY NUMBER
(1-800-776-9437) from any touch-tone telephone
and follow the instructions. Have your proxy card
available when you call.	ACCOUNT NUMBER
- OR -
INTERNET - Access “www.voteproxy.com” and
follow the on-screen instructions. Have your proxy
card available when you access the web page.

You may enter your voting instructions at 1-800-PROXIES or www.voteproxy.com up until 11:59 PM Eastern Time the day before the cut-off or meeting date.

ê Please detach along perforated line and mail in the envelope provided IF you are not voting via telephone or the Internet. ê

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PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

1. To elect two Class I directors to serve for a term of three years:

The Board of Directors recommends a vote FOR all nominees. All shares will be voted as directed at left. If no direction is given when the duly executed proxy is returned, all shares will be voted FOR all nominees.

NOMINEES:
☐	FOR ALL NOMINEES	¡	Michael D. Schaffner
		¡	William L. West
☐	WITHHOLD AUTHORITY FOR ALL NOMINEES

☐	FOR ALL EXCEPT
(See instructions below)

INSTRUCTION:	To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and fill in the circle next to each nominee you wish to withhold, as shown here:

				I consent to access future annual reports, proxy statements and other proxy soliciting material over the Internet as described on the reverse side.	☐

				Mark this box with an X if you will attend the Annual Meeting.	☐

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method.

☐

Signature of Shareholder	Date:	Signature of Shareholder	Date:

■	Note:

Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

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Tuesday, June 14, 2005

11:00 a.m. Central Standard Time

Cap Rock Energy Corporation - Stanton Division Office

1400 W. Business I-20

Stanton, Texas 79782

For the purpose of considering and acting upon the election of two Class I directors and such other business as may properly come before the meeting or any adjournments or postponements thereof.

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CAP ROCK ENERGY CORPORATION
500 West Wall Street, Suite 400
Midland, Texas 79701

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS FOR THE ANNUAL MEETING OF SHAREHOLDERS ON JUNE 14, 2005.

                Celia B. Page and Ronald W. Lyon, each of them with full power to act alone and with full power of substitution, are hereby authorized to represent the undersigned at the Cap Rock Energy Corporation Annual Meeting of Shareholders to be held on June 14, 2005, or at any adjournments or postponements thereof, and to vote, as indicated on the reverse side, the shares of Common Stock which the undersigned would be entitled to vote if personally present at said meeting. The above named individuals are further authorized to vote such stock upon any other business as may properly come before the meeting, or any adjournments or postponements thereof, in accordance with their best judgment.

(Continued and to be signed on the reverse side)

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